UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2025

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Avanos Medical, Inc. (the “Company”) is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 17, 2025 (the “Original Form 8-K”) solely for the purpose of amending and restating Item 5.02 in its entirety to correct an inadvertent omission of the fact that David Pacitti serves on the Board of Directors of Orchestra BioMed Holdings, Inc. Other than as set forth in this Explanatory Note, this amendment does not amend any other disclosures in the Original Form 8-K.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 17, 2025, Avanos Medical, Inc. (the “Company”) announced the appointment of David Pacitti as the Company’s Chief Executive Officer, effective April 14, 2025.
Mr. Pacitti, age 59, will join the Company from Siemens Healthineers, a healthcare technology company, where he has served as President and Head of the Americas since February 2018. From October 2015 to February 2018, he served as President and Head of Healthcare, North America for Siemens Healthineers. Prior to that, he held several leadership roles at Abbott Vascular, including Division Vice President of U.S. Commercial Operations, Sales and Marketing and Vice President of Global Marketing. Mr. Pacitti joined Abbott Vascular upon its acquisition of Guidant Corporation, where he served in positions of increasing responsibility from 1995 to 2006. Mr. Pacitti has served on the Board of Directors of Orchestra BioMed Holdings, Inc. (NASDAQ: OBIO), a biomedical innovation company, since March 2024. He also serves on the Audit Committee and Compensation Committee of Orchestra BioMed Holdings, Inc. Mr. Pacitti is a former offensive lineman for the Miami Dolphins.
On March 14, 2025, Mr. Pacitti and the Company entered into an offer letter pursuant to which he will receive a base salary of $1,050,000 per year. In addition, he will be eligible to participate in the Company’s annual cash incentive program with a bonus target of 110% of his base salary and will be eligible for annual long-term incentive grants under the Company’s Long Term Incentive Plan with a target award value for 2026 of $5,000,000. In lieu of a 2025 long-term incentive award, Mr. Pacitti will receive a one-time equity award of performance-based restricted share units (“PRSUs”) with an award value equal to $3,500,000. Such PRSUs will vest on the third anniversary of the grant date (the “PRSU Vesting Date”) and will pay out: (i) at 50% of the number of PRSUs if the price of the Company’s common stock on the PRSU Vesting Date is $20.00; (ii) at 100% of the number of PRSUs if the price of the Company’s common stock on the PRSU Vesting Date is $25.00; (iii) at 200% of the number of PRSUs if the price of the Company’s common stock on the PRSU Vesting Date is $29.00; and (iv) at 250% of the number of PRSUs if the price of the Company’s common stock on the PRSU Vesting Date is $33.00 or higher. In addition, Mr. Pacitti will receive a one-time equity award of time-based restricted share units (“TRSUs”) with an award value equal to $3,500,000. Such TRSUs will vest 30% on the first anniversary of the grant date, 30% on the second anniversary of the grant date and 40% on the third anniversary of the grant date. Finally, Mr. Pacitti will receive a one-time $500,000 cash payment within 30 days of his start date. Mr. Pacitti will be eligible to participate in the standard employee benefit plans generally available to the Company’s executive employees, including medical, dental, vision and life insurance; flexible spending accounts; Company-paid disability programs; and a matching 401(k) plan. He will also be eligible to participate in the Company’s Executive Severance Plan, Severance Pay Plan and Executive Level Relocation Program.
The foregoing description of Mr. Pacitti’s offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Mr. Pacitti was not selected pursuant to any arrangement or understanding between him and any other person, and he has no family relationships with any of the Company’s directors or executive officers. There have been no related person transactions between the Company and Mr. Pacitti reportable under Item 404(a) of Regulation S-K.
Pending the commencement of Mr. Pacitti’s service as Chief Executive Officer, the Company expects that Michael C. Greiner will continue to serve as the Company’s Interim Chief Executive Officer.
Item 7.01    Regulation FD Disclosure
On March 17, 2025, the Company issued a press release announcing Mr. Pacitti’s appointment as the Company’s Chief Executive Officer, effective April 14, 2025. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits.
    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1*	Offer letter dated March 14, 2025, by and between Avanos Medical, Inc. and David Pacitti
99.1	Press release issued by Avanos Medical, Inc. on March 17, 2025 (furnished only)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

* Management contracts, compensatory plans or arrangements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	April 18, 2025	By:	/s/ Mojirade James
Mojirade James Senior Vice President and General Counsel